Exhibit 10(b)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Jonathan Shain, John M. Ewing and Adam Scaramella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2011.

/s/ John R. Strangfeld
John R. Strangfeld
Chairman, Chief Executive Officer,
President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Jonathan Shain, John M. Ewing and Adam Scaramella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2011.

/s/ Mark B. Grier
Mark B. Grier
Vice Chairman and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Jonathan Shain, John M. Ewing and Adam Scaramella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2011.

/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr.
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Jonathan Shain, John M. Ewing and Adam Scaramella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2011.

/s/ Gordon M. Bethune
Gordon M. Bethune
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Jonathan Shain, John M. Ewing and Adam Scaramella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2011.

/s/ Gaston Caperton
Gaston Caperton
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Jonathan Shain, John M. Ewing and Adam Scaramella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2011.

/s/ Gilbert F. Casellas
Gilbert F. Casellas
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Jonathan Shain, John M. Ewing and Adam Scaramella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2011.

/s/ James G. Cullen
James G. Cullen
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Jonathan Shain, John M. Ewing and Adam Scaramella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2011.

/s/ William H. Gray, III
William H. Gray, III
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Jonathan Shain, John M. Ewing and Adam Scaramella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2011.

/s/ Jon F. Hanson
Jon F. Hanson
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Jonathan Shain, John M. Ewing and Adam Scaramella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2011.

/s/ Constance J. Horner
Constance J. Horner
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Jonathan Shain, John M. Ewing and Adam Scaramella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2011.

/s/ Martina T. Hund-Mejean
Martina T. Hund-Mejean
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Jonathan Shain, John M. Ewing and Adam Scaramella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2011.

/s/ Karl J. Krapek
Karl J. Krapek
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Jonathan Shain, John M. Ewing and Adam Scaramella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2011.

/s/ Christine A. Poon
Christine A. Poon
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Jonathan Shain, John M. Ewing and Adam Scaramella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2011.

/s/ James A. Unruh
James A. Unruh
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Jonathan Shain, John M. Ewing and Adam Scaramella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg.
No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg.
No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2011.

/s/ Richard J. Carbone
Richard J. Carbone
EVP and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Jonathan Shain, John M. Ewing and Adam Scaramella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg.
No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg.
No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2011.

/s/ Peter B. Sayre
Peter B. Sayre
Senior Vice President, Principal Accounting Officer and Controller